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                                                                   Exhibit 10.1



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
          BY AND BETWEEN KEYBANK NATIONAL ASSOCIATION, AS LENDER, AND
                       CHECKFREE CORPORATION, AS BORROWER


         This First Amendment to Loan and Security Agreement (this "Amendment") is made to be effective as of December 9, 1998, by and between Checkfree Corporation, a Delaware corporation, as borrower (the "Borrower"), and Keybank National Association, a national banking association, as lender (the "Lender").

                             Background Information

         A. The Borrower and the Lender are parties to a Loan and Security Agreement made to be effective as of May 13, 1997 (the "Loan Agreement"), which also has as parties thereto the following co-borrowers: Checkfree Software Solutions, Inc., a Georgia corporation, Checkfree Services Corporation, a Delaware corporation, Security APL, Inc., an Illinois corporation, Servantis Systems, Inc., a Georgia corporation, and Servantis Services, Inc., a Georgia corporation (collectively, the "Co-Borrowers").

         B. On December 22, 1997, the Borrower became the operating subsidiary to, and Checkfree Investment Corporation, a Delaware corporation ("Investment"), became the investment subsidiary to, Checkfree Holdings Corporation, a Delaware corporation ("Holdings"), each pursuant to a plan of reorganization approved by the Board of Directors of the Borrower and approved by the Lender by a letter addressed to the Borrower dated December 22, 1997; and, effective February 19, 1998, Holdings merged into the Borrower, among other subsidiaries of the Borrower, all of the CoBorrowers (these events, collectively, the "Restructuring").

         C. The Borrower and the Lender desire to amend the Loan Agreement, among other matters, (i) to reflect the Restructuring by requiring Holdings and Investment each to be a guarantor under the Loan Agreement and by requiring Holdings to be fully subject to all of the covenants contained therein, and
(ii) by revising certain covenants.

                                   AGREEMENT

         1. The Loan Agreement is hereby amended by deleting each and every reference to the "Borrowers", including without limitation all references to "all of the Borrowers", "any of the Borrowers", "any or all of the Borrowers" and "each of the Borrowers", and replacing each reference with "the Borrower".

         2. The Loan Agreement is hereby amended by deleting "consolidated" in each and every instance that it appears.
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         3.    The Loan Agreement is hereby amended by deleting each and every reference to "joint and several" and "jointly and severally".

         4. Subsection 1.1, Defined Terms, is hereby amended by deleting in its entirety the definition of "Net Worth."

         5. Subsection 1.1, Defined Terms, is hereby amended by inserting, immediately after the definition of Capital Expenditures, the following definitions:

                           "Capitalization" means, as to the Borrowers on a
               particular date, the sum of (a) Stockholders' Equity, plus (b) the aggregate amount of all outstanding Funded Debt.

                           "Checkfree Holdings" shall mean Checkfree Holdings
               Corporation, a Delaware corporation, of which Checkfree Corporation is the fully owned operating subsidiary.

                           "Checkfree Investment" shall mean Checkfree
               Investment Corporation, a Delaware corporation and the fully owned investment subsidiary of Checkfree Holdings.

                           "Guaranties" (individually, the "Guaranty") shall
               mean the guaranties of the Indebtedness evidenced by this Agreement and by all documents contemplated by this Agreement including without limitation the Note, as this Agreement and such documents including without limitation the Note may be amended or restated from time to time, which guaranties are substantially in the form of Exhibit D attached to this Agreement, as executed by each of Checkfree Holdings and Checkfree Investment in favor of the Lender.

         6. Subsection 1.1, Defined Terms, definition of "Permitted Indebtedness", is hereby amended by adding "and" after the semicolon at the end of clause (d), by deleting clause (e) in its entirety and by relettering clause "(f)" as clause (e)

         7. Subsection 1.1, Defined Terms, definition of "Subsidiaries", is hereby amended by deleting the clause ", as to Checkfree, the Subsidiaries as defined in recital paragraph A hereof, and as to any other Persons," in its entirety.

         8. Subsection 1.2, Other Definitional Provisions" is hereby amended by deleting paragraph (a) in its entirety and relettering paragraphs (b) through (h) as paragraphs (a) through (g), respectively.

         9. Subsection 3.3, Conditions to Revolving Loans, is hereby amended by deleting subsection (a), Subsidiary Matters, in its entirety and relettering paragraphs (b) through (e) as paragraphs (a) through (d), respectively.



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         10.   Section 5, Representations and Warranties, is hereby amended by deleting therefrom "each of the Borrowers" in each and every instance that it appears and replacing each reference with "each of the Borrower and each of the Guarantors."

         11. Subsection 5.16, Location Information, is hereby amended by deleting the entire second sentence, which begins "Notwithstanding the foregoing" and ends "to which this sentence is, applicable."

         12. Section 6, Affirmative Covenants, is hereby amended by deleting from lines one and five, respectively, of the preamble references to "each of the Borrowers" and "the Borrowers" and replacing each reference with "each of the Borrower and Checkfree Holdings."

         13. Subsection 6.2, Certificates; Other Information, is hereby amended by deleting from paragraph (d) the clause ", or of all of the Borrowers on a consolidated basis,".

         14. Section 7, Negative Covenants, is hereby amended by deleting from line one of the preamble the reference to "each of the Borrowers" and replacing it with "each of the Borrower and Checkfree Holdings."

         15. Subsection 7.3, Limitation on Contingent Obligations, is hereby amended by deleting clause (b) in its entirety, by relettering clauses (c) and
(d) as clauses (b) and (c), respectively, and by deleting from the last line of subsection 7.3 the clause "on a consolidated basis".

         16. Subsection 7.4, Limitation on Fundamental Changes, is hereby amended by deleting the clause, beginning in the fifth line, "other than any of the Borrowers with any other Borrowers", and the clause, beginning in the eighth line, "other than any of the Borrowers with any other Borrowers."

         17. Subsection 7.9, Limitation on Redemptions, is hereby amended by deleting it in its entirety and replacing it with the following subsection 7.9:

                           7.9 Limitation on Redemptions. Purchase, buy back, acquire or otherwise redeem any or all of the issued and outstanding shares of its Capital Stock; provided, however, that the Borrower and Checkfree Holdings may purchase, buy back, acquire or otherwise redeem shares of its respective Capital Stock if (a) at the time of such purchase, buy back, acquisition or redemption, no Event of Default exists on the part of either the Borrower or Checkfree Holdings with respect to subsections 6.1, 6.2, 6.3, 6.8, 6.11, 7.1, 7.2, 7.3, 7.5, 7.6, 7.7, 7.8,
               7.10, 7.11, 7.12, or 7.13 of this Agreement (which the parties agree are all of the financial covenants of this Agreement), and
               (b) such purchase, buy back, acquisition or redemption would not cause an Event of Default to occur.



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         18.   Subsection 7.12, Funded Debt to Net Worth Ratio, is hereby amended by (a) deleting, in the first line, the heading "Funded Debt to Net Worth Ratio" and replacing such heading with "Funded Debt to Capitalization" and (b) replacing, in the last line, "3.33 to 1.0" with "0.30 to 1.00."

         19. Subsection 9.2, Notices, is hereby amended by changing "Vorys, Sater, Seymour and Pease" to Vorys, Sater, Seymour and Pease LLP" and by deleting the last paragraph, which begins "All notices" and ends "as set forth herein."

         20. Subsection 9.7, Setoff, is hereby amended by deleting, beginning in line 29, the clause "(by means of a single notice to Checkfree)".

         21. Section 9, Miscellaneous, is hereby amended by deleting subsection 9.18, Joint and Several Obligations, in its entirety.

         22. Exhibit A, Form of Revolving Loans Cognovit Promissory Note, is hereby amended by deleting it in its entirety and replacing it with Exhibit A, Form of Replacement Revolving Loans Cognovit Promissory Note, attached hereto and incorporated by this reference into the Loan Agreement.

         23. The Loan Agreement is hereby amended by attaching thereto and incorporating by this reference therein Exhibit D, Unconditional Guaranty, which Exhibit D is attached hereto.

         24. The obligation of the Lender to make any Revolving Loans to the Borrower under the Loan Agreement as amended by this Amendment is subject to the full satisfaction, in the Good Faith opinion of the Lender, of the following conditions precedent no later than the effective date hereof:

                           (a) Note. The Lender shall have received the Replacement Revolving Loans Cognovit Promissory Note (the "Replacement Note"), with such Replacement Note conforming to the requirements of the Loan Agreement as amended by this Amendment and duly executed and delivered by a Responsible Officer of the Borrower.

                           (b) Legal Opinion of Counsel. The Lender shall have received an executed legal opinion of Porter, Wright, Morris & Arthur, counsel for the Borrower, Checkfree Holdings and Checkfree Investment, favorably addressing the subjects enumerated in Exhibit B attached hereto (the "Subjects of Opinion"), addressed specifically to the Lender and otherwise in form and substance satisfactory to the Lender and covering such other matters incident to the transactions contemplated by the Loan Agreement as amended by this Amendment as the Lender or its counsel may reasonably require.



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                           (c)     Proceedings of the Borrower. The Lender
               shall have received a copy of the resolutions, in form and substance satisfactory to the Lender of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Amendment and the Note, (ii) the consummation of the transactions contemplated by the Loan Agreement as amended by this Amendment, and (iii) the borrowings provided for in the Loan Agreement as amended by this Amendment, all certified by the secretary of the Borrower. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

                           (d) Incumbency Certificate of the Borrower. The Lender shall have received a certificate of the secretary of the Borrower as to the incumbency and signature of the officer(s) of the Borrower executing this Amendment and the Note, and any certificate or other documents to be delivered pursuant to the Loan Agreement as amended by this Amendment, together with evidence of the incumbency of such secretary.

                           (e) Proceedings of Holdings and Investment. The Lender shall have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of each of Holdings and Investment authorizing the execution, delivery and performance of its respective Guaranty, certified by its respective secretary. Each such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date hereof.

                           (f) Incumbency Certificates of Holdings, and Investment. The Lender shall have received a certificate of the secretary of each of Holdings and Investment as to the incumbency and signature of its officer(s) executing its respective Guaranty and any certificate or other documents to be delivered pursuant to the Loan Agreement as amended by this Amendment, together with evidence of the incumbency of such secretary.

         25. In order to induce the Lender to enter into this Amendment and to make the Revolving Loans provided for in the Loan Agreement as amended by this Amendment, the Borrower hereby represents and warrants to the Lender that each of the Borrower, Holdings and Investment (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the corporate power and authority to conduct the business in which its is currently engaged, (c) is not required to be qualified as a foreign corporation under the laws of any jurisdiction where, if it is not so qualified, the failure to so qualify would have a material adverse effect on its business; (d) has the corporate power and authority (i) with respect to the Borrower, to make, deliver and perform each of this Amendment and the Note and to borrow under the Loan Agreement as amended by this Amendment, and (ii) with respect to each of Holdings and Investment, to make, deliver and perform its respective Guaranty; and (e) has taken all corporate action necessary to be taken by it
(i) with respect to the Borrower, to authorize the



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Revolving Loans on the terms and conditions of the Loan Agreement as amended by this Amendment and to authorize the execution, delivery and performance of the Loan Agreement and the Note, each as amended by this Amendment, and (ii) with respect to each of Holdings and Investment, to make, deliver and perform its respective Guaranty.

         26. The Borrower hereby agrees to pay, perform and observe all of the terms of the Loan Agreement, as the same is modified and amended hereby. Except as modified and amended by this Amendment, the Loan Agreement remains unchanged and in full force and effect as written. The Borrower hereby ratifies and confirms in all respects each and every promise, covenant, agreement, condition, term and provision of the Loan Agreement, and all of the Borrower's duties and obligations under and pursuant to the Loan Agreement, as the same is modified and amended hereby.

         27. As consideration for the Lender's agreement to enter into this Amendment, and as a condition precedent to the effectiveness of the covenants and agreements contained herein, the Borrower has agreed to pay all of the costs and expenses incurred by the Lender in connection with this Amendment and all of the transactions contemplated hereby, including without limitation all attorneys' fees and expenses, on the date this Amendment is executed and delivered by the Borrower to the Lender.

         28. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         29. This Amendment and the Note, each as amended by this Amendment, and the Unconditional Guaranty shall be governed by, and construed and interpreted in accordance with, the local laws of the State of Ohio, except and only to the extent precluded by other laws of mandatory application.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     BORROWER:

                                     CHECKFREE CORPORATION, a Delaware
                                     corporation



                                     By:          /s/ Keven Madsen
                                        ---------------------------------------

                                     Printed Name:    Keven Madsen
                                                  -----------------------------

                                     Title:       V.P. & Treasurer
                                           ------------------------------------



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                                     LENDER:

                                     KEYBANK NATIONAL ASSOCIATION, a
                                     national banking association


                                     By:          /s/ Sui Zgon
                                        ---------------------------------------

                                     Printed Name:    Sui Zgon
                                                  -----------------------------

                                     Title:       V.P.
                                           ------------------------------------




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